Exhibit 10(n)-4

Execution Version

THIRD AMENDMENT
TO
CREDIT AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT, dated as of March 15, 2006 (this “Amendment”), is entered into by and among PPL RECEIVABLES CORPORATION (“Borrower”), PPL Electric Utilities Corporation (“PPL Electric”), Variable Funding Capital Company, LLC (successor to Blue Ridge Asset Funding Corporation) (“VFCC”), and Wachovia Bank, National Association (together with its successors and assigns, the “Agent”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below and amended hereby).

WHEREAS, the Borrower, PPL Electric, VFCC and the Agent are parties to that certain Credit and Security Agreement, dated as of August 1, 2004 (as amended, supplemented or otherwise modified from time to time, the "Agreement");

WHEREAS, the parties to the Agreement wish to amend the Agreement in certain respects as hereinafter described;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Amendment. Clause (ii) of Section 9.1(i) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(ii)  the three-month rolling average Default Ratio shall exceed 2.50%;”

SECTION 2. Reference to and Effect on the Agreement and the Related Documents. Upon the effectiveness of this Amendment, (i) each of the Borrower and PPL Electric hereby reaffirms all representations and warranties made by it in the Agreement and agrees that all such representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, (ii) each of the Borrower and PPL Electric hereby represents and warrants that no Amortization Event or Unmatured Amortization Event shall have occurred and be continuing and (iii) each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.

SECTION 3. Effect. Upon the execution and delivery of counterparts of this Amendment by each of the parties hereto, this Amendment shall be effective as of February 28, 2006. Except as otherwise amended by this Amendment, the Agreement shall continue in full force and effect and is hereby ratified and confirmed.

SECTION 4. Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof (other than Section 5-1401 of the New York General Obligations Law).

SECTION 5. Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

SECTION 6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PPL RECEIVABLES CORPORATION

By: __________________________
Name: ________________________
Title: _________________________

PPL ELECTRIC UTILITIES CORPORATION

By: __________________________
Name: ________________________
Title: _________________________

VARIABLE FUNDING CAPITAL COMPANY, LLC
By: Wachovia Capital Markets, LLC,
as Attorney-In-Fact

By: __________________________
Name:________________________
Title:_________________________

WACHOVIA BANK,
NATIONAL ASSOCIATION,
as a Liquidity Bank and as Agent

By:__________________________
Name:________________________
Title:_________________________